Exhibit 10.2



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND, IF THE CORPORATION REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.


                                                                 Warrant No. __

                                Form of Warrant

     to Purchase _______ Shares (Subject to Adjustment) of Common Stock of


                                Neurologix, Inc.

          THIS IS TO CERTIFY THAT _________, a__________ ("Purchaser"), or its registered assigns, is entitled, at any time prior to the Expiration Date to purchase from Neurologix, Inc., a Delaware corporation, _________ shares (subject to adjustment as provided herein) of Common Stock, at a purchase price of $1.625 per share (the initial "Exercise Price", subject to adjustment as provided herein).


1.   DEFINITIONS

     As used in this Warrant, the following terms have the respective meanings set forth below:

     "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

     "Call Option" has the meaning assigned to it in Section 2.4 hereof.

     "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "Common Stock" means the Common Stock of the Company, par value $0.001 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and
(ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.7 hereof.

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     "Company" means Neurologix, Inc., a Delaware corporation, and any successor corporation.

     "Company Call Notice" has the meaning assigned to it in Section 2.4(b) hereof.

     "Designated Office" has the meaning assigned to it in Section 8 hereof.

     "Exercise Date" has the meaning assigned to it in Section 2.1(a) hereof.

     "Exercise Notice" has the meaning assigned to it in Section 2.1(a) hereof.

     "Exercise Price" means, in respect of a share of Warrant Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Section 4 hereof.

     "Expiration Date" with respect to any Warrant means the earlier of (i) 5 years after the Original Issue Date and (ii) the date on which such Warrant is called pursuant to Section 2.4.

     "Fair Market Value" as of any date means the average closing price per share of the Common Stock as quoted on the primary securities exchange or quotation system on which the Common Stock is then listed or quoted) for any ten (10) consecutive Trading Day period ending on the last Trading Day before such date.

     "GAAP" means United States generally accepted accounting principles consistently applied.

     "Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

     "Holder" means (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

     "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Original Issue Date" means February __, 2005, the date on which the Original Warrants were issued by the Company pursuant to the Stock Purchase Agreement.

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     "Original Warrants" means the Warrants originally issued by the Company on
February __, 2005 pursuant to the Stock Purchase Agreement.

     "Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding options and warrants or any certificates representing fractional interests in shares of Common Stock.

     "Person" shall mean an individual, corporation, limited liability company, joint venture, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

     "Principal Market" shall mean (a) if the Common Stock is listed or admitted to trading on The Nasdaq Stock Market, The Nasdaq Stock Market; or (b) if the Common Stock is not listed or admitted to trading on either of The Nasdaq Stock Market, then such other securities exchange or over-the-counter market in the United States, or national quotations system in the United States, on or over which the Common Stock trades.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Stock Purchase Agreement" means the Stock Purchase Agreement by and among the Company, Merlin Biomed Long Term Appreciation Fund LP, Merlin Biomed Offshore Master Fund LP and the other purchasers set forth therein, dated as of February 4, 2005, as may be amended from time to time.

     "Subsidiary" means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the Outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

     "Trading Day" shall mean (a) if the Common Stock is listed or admitted to trading on a Principal Market, any day on which such Principal Market is open for the transaction of business; provided that the term "Trading Day" shall not include a day on which trading in the Common Stock on the Principal Market has been suspended; or (b) if the Common Stock is not listed or admitted to trading on a Principal Market, any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" means any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

     "Warrant Price" means an amount equal to (i) the number of shares of Warrant Stock being purchased upon exercise of this Warrant pursuant to Section
2.1 hereof, multiplied by (ii) the Exercise Price.

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

     "Warrant Stock" means the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.

     "Warrants" means the Original Warrants and all Warrants issued upon transfer, division or combination of, or in substitution for, the Original Warrants, or any other Warrant subsequently issued to the Holder. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Warrant Stock for which they may be exercised and their date of issuance.

2.   EXERCISE OF WARRANT

     2.1   Manner of Exercise.

     (a) From and after the Original Issue Date and at any time before 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock (subject to adjustment as provided herein) purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice") substantially in the form attached to this Warrant as Annex A, which Exercise Notice shall be irrevocable and specify the number of shares of Warrant Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price. The date on which such delivery and payment shall have taken place being hereinafter sometimes referred to as the "Exercise Date".

     (b) Upon receipt by the Company of such Exercise Notice, surrender of this Warrant and payment of the Warrant Price (in accordance with Section 2.1(c) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 3.2 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Stock shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the Exercise Date.

     (c) Payment of the Warrant Price shall be made by delivery of a certified or official bank check or by wire transfer of immediately available funds in the amount of such Warrant Price payable to the order of the Company.

     (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Warrant Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of

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

Warrant Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

     (e)   All Warrants delivered for exercise shall be canceled by the Company.

     2.2 Payment of Taxes. All shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all Liens. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required to pay any tax or governmental charge which may be issuable upon exercise of this Warrant payable in respect of any Transfer involved in the issue and delivery of shares of Warrant Stock in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

     2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Warrant Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock on the Exercise Date.

     2.4   Company's Call Option.
           ---------------------

     (a)   Notwithstanding Section 2.1, at any time following the thirtieth
(30th) month after the Original Issue Date if the Company has filed a registration statement on Form S-3 or any successor form covering the resale from time to time of the Warrant Shares and such registration statement is effective and remains effective for six (6) months after the thirtieth (30th) month after the Original Issue Date, the Company may call any or all of the unexercised Warrants by providing written notice to the Holder as set forth below; provided, that any such Warrant may be called only if the closing price or the average of the bid and asked prices, as the case may be, of the Common Stock on the Principal Market is greater than or equal to $3.25 per share for 10 consecutive Trading Days within any 30 Trading Day period prior to the date on which such notice is given (the "Call Option").

     (b) In order to exercise the Call Option, in whole or in part, the Company shall (i) deliver to the Holder a written notice of the Company's election to exercise the Call Option, which notice shall set forth the instructions for tendering the Warrants (the "Company Call Notice"). Upon delivery of the Company Call Notice, the Holder shall have 5 Business Days to exercise this Warrants pursuant to Section 2.1 hereof. If within such 5 Business Day period, the Company does not receive from the Holder an Exercise Notice pursuant to Section 2.1(a), such Holder shall tender this Warrant to the Company in accordance with the Call Option Notice and the Company shall pay to the Holder an amount equal to the number of Shares purchasable hereunder multiplied by $0.01 (the "Call Price"), by check or wire transfer of immediately available funds.

     (c) All Warrants delivered by any Holder to the Company pursuant to a Call Option Notice shall be canceled by the Company. Any Warrant not delivered back to the Company pursuant to a Call Option Notice for which an Exercise Notice was not received by the Company during the 5 Business Day period set forth in Section 2.4(b) shall be canceled on the books of the Company and have no further value other than the right to receive payment pursuant to Section 2.4(b).

3.   TRANSFER, DIVISION AND COMBINATION

     3.1 Compliance with Securities Act. The Holder, by acceptance hereof, agrees to comply in all respects with the provisions of this Section 3.1 and further agrees that this Warrant and the Warrant Stock to be issued upon exercise hereof are being acquired for investment for its own account and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all shares of Warrant Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. EXCEPT AS SPECIFIED IN THIS LEGEND, SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS, SUBJECT TO DELIVERY OF A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER."

     3.2 Transfer. Each new certificate evidencing the Warrant and/or Warrant Stock so transferred shall bear the appropriate restrictive legends set forth in Section 3.1 hereof, except that such certificate shall not bear such restrictive legend, if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws. Upon compliance with the provisions of this Section 3.2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office and compliance with the terms hereof, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection

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

with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.

     3.3 Mutilation or Loss. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     3.4 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued hereunder.

     3.5 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.   ANTIDILUTION PROVISIONS

     The number of shares of Warrant Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

     4.1 Upon Stock Dividends, Subdivisions or Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such increase and the denominator of which is the number of shares of Common Stock Outstanding immediately after such increase in Outstanding shares.

     4.2 Upon Combinations or Reverse Stock Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is decreased by a combination or reverse stock split of the Outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination or reverse stock split, the Exercise Price shall be appropriately increased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such decrease and the denominator of which is the number of shares of Common Stock Outstanding immediately after such decrease in Outstanding shares.

     4.3 Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor Person resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holders of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such Holders shall be entitled to receive upon such conversion.

     4.4   Upon Issuance of Common Stock.(1)
           -----------------------------

     (a) If the Company shall, at any time or from time to time between the Original Issue Date and the first anniversary thereof, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities for consideration per share less than $1.30 (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend or stock distribution), then the Exercise Price shall be appropriately decreased by multiplying:

           (i) the Exercise Price in effect immediately prior to the issuance of such Common Stock by

           (ii) a fraction of which (x) the numerator shall be the sum of (i) the number of shares of Common Stock Outstanding on a fully-diluted basis immediately prior to such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Exercise Price in effect immediately prior to such issuance and (y) the denominator shall be the number of shares of Common Stock Outstanding on a fully-diluted basis immediately after such issuance.

     (b)   Notwithstanding Section 4.4(a), adjustments pursuant to this Section
4.4 shall only be made until the first date following the Original Issue Date on which the aggregate net consideration received by the Company in connection with all issuances of Common Stock, options to purchase or rights to subscribe

---------

(1)  Section 4.4 applicable to the Lead Purchasers only.

for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities between such date for a per share consideration of less than $1.30 and the Original Issue Date is greater than or equal to $2,000,000, provided, however, that if such aggregate consideration on such date exceeds $2,000,000, such adjustment shall be made only with respect to the first $2,000,000 in such Common Stock, options, rights or securities issued.

     (c) For purposes of this Section 4.4, "fully diluted basis" shall be determined in accordance with GAAP.

     4.5 Deferral in Certain Circumstances. In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (a) issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and
(b) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 2.3 above; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or such cash.

     4.6 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Sections 4.1, 4.2 and 4.4 the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     4.7 Exceptions. Section 4 shall not apply to (i) any shares of Common Stock issuable upon the conversion of shares of the Company's currently outstanding convertible preferred stock; (ii) securities issued pursuant to a strategic acquisition by the Company approved by the Board of Directors of any product, technology, know-how or business by merger, asset purchase, stock purchase or any other reorganization; provided, the Company is the surviving corporation after such transaction; (iii) securities issued to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors; (iv) securities issued to banks, landlords, lenders or equipment lessors in connection with debt financings approved by the Board of Directors; or (v) securities issued to a strategic partner as an equity incentive, if approved by the Board of Directors, where the primary purpose of the transaction is not a financing.

     4.8 Notice of Adjustment of Exercise Price. Whenever the Exercise Price is adjusted as herein provided:

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

           (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 4 and shall prepare a certificate signed by the treasurer or chief financial officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Designated Office; and

           (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the warrant register.

5.   NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION

     5.1 The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

6.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

     6.1 The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be required for issuance of the Warrant Stock. All shares of Warrant Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Warrant Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Warrant Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any Governmental Entity under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

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

     6.2 Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value (if any) of the shares of Warrant Stock deliverable upon exercise of the Warrant or that would cause the number of shares of Warrant Stock issuable upon exercise of the Warrant to exceed (when taken together with all other Outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and non-assessable shares of Warrant Stock issuable upon exercise of the Warrant at such adjusted exercise price.

7.   NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

     7.1   Notices of Corporate Actions.

     In case:

     (a) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

     (b) of any reclassification of the Common Stock (other than a subdivision or combination of the Outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (d) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at the Designated Office, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the warrant register, at least 20 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (d) of this Section 7.1.

     7.2 Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

     7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.   OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination or tendered as provided in this Warrant. Such Designated Office shall initially be the office of the Company at One Bridge Plaza, Fort Lee, New Jersey 07024. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.

9.   MISCELLANEOUS

     9.1 No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     9.2 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

     (a)   If to the Holder:

                 [Name]
                 [Address]

                 with a copy to:

                 [Name]
                 [Address]
or   (b)   If to the Company:

                 Neurologix, Inc.
                 One Bridge Plaza
                 Fort Lee, NJ  07024
                 Attn: Mark S. Hoffman
                 Facsimile No.: (201) 585-9798

                 with a copy to:

                 Skadden, Arps, Slate Meagher & Flom LLP
                 Four Times Square
                 New York, NY 10036-6522
                 Attn: Stephen M Banker, Esq.
                 Facsimile No.: (212) 735-2000

     or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Warrant be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

     9.3 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company and nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     9.4 Remedies. Each Holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

     9.5 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

     9.6 Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder. This Warrant cannot be changed, modified, discharged or terminated by oral agreement.

     9.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     9.8 Headings. The headings and other captions in this Warrant are for the convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Warrant.

     9.9 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICTS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), OF NEW YORK SHALL GOVERN THE ENFORCEABILITY AND VALIDITY OF THIS WARRANT, THE CONSTRUCTION OF ITS TERMS AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE COMPANY. ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY AND STATE OF NEW YORK, AND THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE
VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING WHICH IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON THE COMPANY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     9.10 Entire Agreement. This Warrant contains the entire agreement with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, with respect to the subject matter hereof.


                            [Execution Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the day and year first above written.


                                              NEUROLOGIX, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              [HOLDER]


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title: